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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                 April 26, 2002

                                 AMX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Texas                          0-26924                75-1815822
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S.  Employer
Incorporation or Organization)                               Identification No.)

                               3000 Research Drive
                             Richardson, Texas 75082
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code: (469) 624-8000

                                       n/a

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     Effective April 1, 2002, Peter D. York has resigned as an officer and Director of the Registrant to pursue other interests. The Registrant currently plans to fill the vacancy in the board of directors created by Mr. York's resignation.

Item 7.  Financial Statements and Exhibits.

     None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMX CORPORATION


                                           By: /s/ Jean M. Nelson
                                              -------------------------------
                                              Jean M. Nelson
                                              Vice President and Chief Financial
                                              Officer

Date: April 26, 2002

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